American Century Investment Trust Summary Prospectus and Prospectus Supplement Inflation Protection Bond Fund
Supplement dated September 24, 2012 ■ Summary Prospectus and Prospectus dated August 1, 2012

The following changes are effective November 30, 2012.

Inflation Protection Bond Fund will be renamed Short Duration Inflation Protection Bond Fund. All references to Inflation Protection Bond Fund in the summary prospectus and prospectus are changed to Short Duration Inflation Protection Bond Fund.

The following language replaces the sixth paragraph of the Principal Investment Strategies section of the summary prospectus and prospectus:

The weighted average duration of the fund’s portfolio must be five years or shorter. Duration is an indication of the relative sensitivity of a security’s market value to changes in interest rates. The longer the weighted average duration of the fund’s portfolio, the more sensitive its market value is to interest rate fluctuations. Duration is different from maturity in that it attempts to measure the interest rate sensitivity of a security, as opposed to its expected final maturity.

The following language replaces the fifth paragraph of the What are the fund’s principal investment strategies? section in the Objectives, Strategies and Risks section of the prospectus:

The weighted average duration of the fund’s portfolio must be five years or shorter. Duration, which is an indication of the relative sensitivity of a security’s market value to changes in interest rates, is based upon the aggregate of the present value of all principal and interest payments to be received, discounted at the current market rate of interest and expressed in years. The longer the weighted average duration of the fund’s portfolio, the more sensitive its market value is to interest rate fluctuations. For example, if the weighted average duration of the fund’s portfolio is two years, a 2% change in the value of the fund’s portfolio would be expected for every 1% change in interest rates.

Because the fund will own many debt securities, the portfolio managers calculate the average of the remaining durations of all the debt securities the fund owns to evaluate the interest rate sensitivity of the entire portfolio. This average is weighted according to the size of the fund’s individual holdings and is called the weighted average duration. The following chart shows how portfolio managers would calculate the weighted average duration for the fund if it owned only two debt securities.

	Amount of Security Owned	Percent of Portfolio	Remaining Duration	Weighted Duration
Debt Security A	$100,000	25%	4 years	1 year
Debt Security B	$300,000	75%	12 years	9 years
Weighted Average Duration				10 years

Duration is different from maturity in that it attempts to measure the interest rate sensitivity of a security, as opposed to its expected final maturity. Further, the weighted average duration of a portfolio will change in response to a change in interest rates, whereas weighted average maturity may not. Duration is generally shorter than remaining time to final maturity because it gives weight to periodic interest payments, as well as the payment of principal at maturity. Due to factors other than interest rate changes that affect the price of a specific security, there generally is not an exact correlation between the price volatility of a security indicated by duration and the actual price volatility of a security.

During periods of rising interest rates, the portfolio managers may shorten the portfolio’s duration in order to reduce the effect of bond price declines on the fund’s value. When interest rates are falling and bond prices are rising, they may lengthen the portfolio’s duration, within the five year duration limit.

©2012 American Century Proprietary Holdings, Inc. All rights reserved.

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